Related-party transactions	12 Months Ended
Dec. 31, 2025
Related party transactions [abstract]
Related-party transactions
5.34 Related-party transactions
In the year ended December 31, 2025, there were no changes to related parties, whereas some changes occurred in 2024. As the business evolved, management reassessed the contract with Groupe Grimaud La Corbière SAS in the previous year, Sevremoine (France) and its affiliate Vital Meat SAS. It was determined that they are no longer considered as related parties. Bpifrance, Maisons-Alfort (France) continues to be considered as related party due to its significant influence through material transactions and through a membership in the Company’s Board of Directors until June 25, 2025.
Additionally, there have been some changes in the key management personnel during the year. Since the transition to a one-tier governance model, in December 2023, the key management consists of the Board of Directors as well as the Executive Committee while until December 2023, it included the Management Board and the Supervisory Board.
5.34.1 Rendering of services
Transactions with related parties are carried out similar to those of the market:

	Year ended December 31
In € thousand	2025	2024	2023
Provision of services:
Operating activities	—	391	260
Financing activities	141	194	76
PROVISION OF SERVICES	141	585	335
Services provided by Valneva to Groupe Grimaud La Corbière SAS, a shareholder of Valneva, were considered related party transactions until December 31, 2024 and consist of services within a collaboration and research license agreement and of the provision of premises and equipment and sale of patents and cells shown in the operating activity line.
From June 2022 onward, Bpifrance qualifies as a related party since it is a shareholder of Valneva with significant influence through its membership of the Company's Board of Directors. Valneva has borrowed amounts amounting to 80% of French Tax Authorities receivables relating to Research Tax Credits for 2022 and 2023 and 2024 from Bpifrance. The total amount borrowed from Bpifrance is €3.1 million. A commitment fee of 0.5% as well as interest at the EURIBOR one-month average rate of the previous month (the rate mentioned is a variable rate deducted at nil percent if it were to be negative) plus 1.7% p.a. is applicable to these borrowed amounts (see table above).
The borrowings related to the Research Tax Credits outstanding:

In € thousand	Amount	Grant date
BPI payable relating to Research tax credit 2022	1,198	December 2023
BPI payable relating to Research tax credit 2023	910	November 2024
BPI payable relating to Research tax credit 2024	1,036	December 2025
5.34.2 Key management compensation
The aggregate compensation of the key management (including Executive Committee and Board of Directors) was as follows:

	Year ended December 31
In € thousand	2025	2024	2023
Salaries and other short-term employee benefits	5,359	4,624	3,439
Other long-term benefits	90	83	52
Share-based payments (expense of the year)	3,765	3,128	2,145
KEY MANAGEMENT COMPENSATION	9,213	7,835	5,636
In the year ended December 31, 2025, the aggregate compensation of the members of the Company’s Executive Committee (former Management Board) amounted to €8.7 million (2024: €7.4 million, 2023: €5.2 million) and represents primarily salaries and share-based payments. The increase in ‘Salaries and other short-term employee benefits’ relates to additional two Executive Committee members. ‘Share-based payments’ increased due to the new free ordinary shares granted during 2025.
The presented key management compensation includes that of the Board of Directors in the amount of €0.5 million for the year ended December 31, 2025 (2024: €0.5 million; 2023: €0.5 million).